UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 9, 2006
                                                         -----------------

                          WESTERN PLAINS ENERGY, L.L.C.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Kansas                       0-50714               48-1247506
   ------------------------------      ----------------     ------------------
  (State or other jurisdiction of      (Commission File      (I.R.S. Employer
  incorporation or organization)           Number)          Identification No.)

                     3022 County Road 18
                         Oakley, KS                           67748
        ----------------------------------------           ----------
        (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number including area code: (785) 672-8810
                                                           --------------


          (Former name or former address, if changed since last report)

     Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     Western Plains Energy, L.L.C. intends to post on its website a letter to members dated January 9, 2006 containing estimates of certain financial information for the calendar year ended December 31, 2005 for tax planning purposes. The letter can be accessed on the website at www.westernplainsenergy.biz after it is posted. A copy of the letter is also attached hereto as Exhibit 99.1.

     The information furnished under this Item 7.01, including the exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Cautionary Statement for Purposes of the "Safe Harbor "Provisions of the Private Securities Litigation Reform Act of 1995.

     The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such factors include, among others, the willingness and ability of third parties to honor their contractual obligations, the availability of equipment and qualified personnel, the decisions of third parties over which the Company has no control, commodity prices, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company's filings with the SEC. Many of these factors are beyond the Company's ability to control or predict. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

                                  Exhibit Index

         The following is a list of the Exhibits furnished herewith.

        Exhibit
        Number                    Description of Exhibit
        ------                    ----------------------

         99.1              Letter to Members dated January 9, 2006



                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          WESTERN PLAINS ENERGY, L.L.C.



Date:  January 9, 2006                   By:  /s/ Ben Dickman
                                              ----------------------------------
                                              Ben Dickman, Manager and Secretary